SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2014
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited (formerly GFN Australasia Holdings Pty Limited), an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van").

Exhibit 10.1
Amended and Restated Credit Agreement dated April 7, 2014 by and among Wells Fargo Bank, National Association, HSBC Bank USA, N.A., certain other lenders parties thereto, Pac-Van, Inc., and Lone Star Tank Rental Inc.

Exhibit 10.2
Amended and Restated Asset Purchase Agreement dated as April 4, 2014 by and among KHM Rentals, LLC, Lone Star Tank Rental L.P., the Principals listed in Exhibit A attached thereto and Lone Star Tank Rental Inc.

Exhibit 10.3	Stockholders Agreement dated April 7, 2014 by and among General Finance Corporation and the stockholders of General Finance Corporation parties thereto
Exhibit 10.4	Pledge Agreement dated April 7, 2014 by and among Bobby Herricks, Justin Herricks, General Finance Corporation and Lone Star Tank Rental Inc.
Exhibit 10.5	Non-Negotiable Promissory Note dated April 7, 2014 in the original principal amount of $5,000,000 by Lone Star Inc. held by KHM Rentals, LLC and Lone Star Tank Rental, L.P.
Exhibit 10.6	Continuing Guaranty dated April 7, 2014 of GFN North America Corp. in favor of KHM Rentals, LLC and Lone Star Tank Rental, L.P.
Exhibit 99.1	Press Release of GFN dated April 8, 2014

i

Item 1.01 Entry into a Definitive Material Agreement

On April 7, 2014, Pac-Van, Inc., an Indiana corporation (“Pac-Van”), Lone Star Tank Rental Inc., a Delaware corporation (“Buyer”), and certain of their affiliates entered into agreements which amended and restated the $200 million senior secured revolving credit facility of Pac-Van and Lone Star (the “New Credit Facility”).  Borrowings under the New Credit Facility were used by Buyer to acquire substantially all the assets of KHM Rentals, LLC, a Texas limited liability company (“KHM”), and Lone Star Tank Rental, L.P., a Texas limited partnership (“Lone Star”).

On April 7, 2014, Buyer completed the acquisition of substantially all of the assets of KHM and Lone Star pursuant to agreements entered among the parties thereto (each as defined below): the Amended and Restated Asset Purchase Agreement, the Stockholders Agreement, the Pledge Agreement, the Promissory Note and the Guaranty.

New Credit Agreement

Wells Fargo Bank, National Association (“Wells Fargo”), HSBC Bank USA, NA, the Private Bank and Trust Company, Capital One Business Credit Corp., One West Bank, Pac-Van and Buyer entered into that certain Amended and Restated Credit Agreement dated April 7, 2014 (the “New Credit Agreement”) with Wells Fargo as agent for the Lenders.  The New Credit Agreement provides Pac-Van and Buyer with a secured revolving credit facility that matures on September 7, 2017 under which Pac-Van and Buyer may borrow up to $200 million, subject to the terms of a borrowing base, as defined, calculated at a discount to certain collateral pledged by Pac-Van and Buyer.  The New Credit Agreement contains certain financial covenants, including fixed charge coverage ratios and utilization ratios.  Funds borrowed under the New Credit Agreement will accrue interest, at option of Pac-Van and Lone Star, either at the base rate plus 1.00% to 1.50%, or the LIBOR rate plus 2.50% to 3.00%.  The New Credit Agreement provides for the issuance of irrevocable standby letters of credit in amounts totaling up to $5 million. The New Credit Agreement provides that at any time prior to September 7, 2016, Pac-Van and Buyer, subject to certain conditions, may increase the amount that may be borrowed under the New Credit Facility by $20 million to a maximum of $220 million.

The Credit Agreement also contains covenants that require Pac-Van and Buyer to, among other things, periodically deliver financial and other information to Wells Fargo and the lenders who are parties to the New Credit Agreement. The New Credit Agreement contains customary negative covenants applicable to Pac-Van and Lone Star, including negative covenants that restrict the ability of such entities to, among other things, (i) acquire and sell assets and enter into mergers and consolidations, (ii) create or permit to exist certain liens upon assets, (iii) make capital expenditures in excess of defined limits, (iv) repurchase or pay dividends or make certain other restricted payments on capital stock and certain other securities, or prepay certain indebtedness, (v) reclassify equipment held for lease to equipment held for sale in excess of defined limits or (vi) incur losses from the sale of assets in excess of defined limits.

The New Credit Agreement includes other covenants, representations, warranties, indemnification provisions, and events of default that are customary for senior secured credit facilities, including events of default relating to a change of control of General Finance Corporation (“GFN”), Pac-Van or Buyer or the cessation of involvement of Ronald F. Valenta in the operations and management of GFN, Pac-Van or Buyer as a director or officer.

The foregoing description of the Credit Agreement is qualified in its entirety by the New Credit Agreement, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Amended and Restated Asset Purchase Agreement

Buyer, KHM, Lone Star, the members of KHM (the “Members”) and the partners of Lone Star (the “Partners”, collectively with the Members, the “Principals,” and collectively with Lone Star and KHM, the “Sellers”) entered into that certain Amended and Restated Asset Purchase Agreement dated April 4, 2014 (the “Amended and Restated Asset Purchase Agreement”) under which Buyer acquired substantially all of the assets of KHM and Lone Star on April 7, 2014 for total purchase consideration of approximately $95 million, subject to certain working capital and other adjustments to be determined after the closing date.  The total purchase consideration consisted of $75 million in cash, 1,230,012 shares of the Company’s restricted common stock (the “Shares”) (calculated based on a value of $8.13 per share, which was the average of the closing market price during the 15-day trading period ending April 2, 2014), $5 million payable over five years pursuant to a noncompetition agreement and $5 million payable pursuant to a non-negotiable promissory note (the “Promissory Note”) over two years for a general indemnity holdback.  The indemnification obligations of the Sellers are joint and several and are limited to 30% of the total purchase consideration for certain “Non-Fundamental Reps,” and are unlimited for certain “Fundamental Reps,” each as defined in the Amended and Restated Asset Purchase Agreement.

The foregoing description of the Amended and Restated Asset Purchase Agreement is qualified in its entirety by the Amended and Restated Asset Purchase Agreement, which is attached hereto as Exhibit 10.2 hereto and is incorporated by reference herein.

Stockholders Agreement

GFN and the Principals entered into that certain Stockholders Agreement dated April 7, 2014 (the “Stockholders Agreement”) which provided registration rights which may be exercised with respect to the Shares, subject to the restrictions set forth therein.  Under the Stockholders Agreement, GFN bears the expenses of registering the Shares, provided that the Principals may not exercise more than one demand registration per 12-month period.

The foregoing description of the Stockholders Agreement is qualified in its entirety by the Stockholders Agreement, which is attached hereto as Exhibit 10.3 hereto and is incorporated by reference herein.

Pledge Agreement

GFN and certain of the Principals entered into that certain Pledge Agreement dated April 7, 2014 (the “Pledge Agreement”) which provides that the Shares issued to Bobby Herricks and Justin Herricks shall be held pursuant to the Pledge Agreement to secure the rendering of services by Bobby Herricks and Justin Herricks to Buyer for one year, or until April 7, 2015, subject to the terms and conditions set forth in the Pledge Agreement.

The foregoing description of the Pledge Agreement is qualified in its entirety by the Pledge Agreement, which is attached hereto as Exhibit 10.4 hereto and is incorporated by reference herein.

Promissory Note

           Pursuant to the Amended and Restated Asset Purchase Agreement, Buyer delivered the Promissory Note to KHM and Lone Star.  Under the Promissory Note, $2,500,000 is due from Buyer to KHM and Lone Star by May 7, 2015, and $2,500,000 is due from Buyer to KHM and Lone Star by May 7, 2016, less any amounts set off or deducted pursuant to the Amended and Restated Asset Purchase Agreement and the Promissory Note.

The foregoing description of the Promissory Note is qualified in its entirety by the Promissory Note, which is attached hereto as Exhibit 10.5 hereto and is incorporated by reference herein.

Guaranty

GFN North America executed and delivered that certain Continuing Guaranty dated April 7, 2014 (the “Guaranty”) to guarantee all amounts payable by Buyer to KHM and Lone Star under the Promissory Note.

The foregoing description of the Guaranty is qualified in its entirety by the Guaranty, which is attached hereto as Exhibit 10.6 hereto and is incorporated by reference herein.

Item 2.01  Completion of Acquisition or Disposition of Assets

On April 7, 2014 Buyer completed the acquisition of substantially all the assets of KHM and Lone Star pursuant to the Amended and Restated Asset Purchase Agreement under which Sellers will receive total purchase consideration of approximately $95 million, subject to certain working capital and other adjustments to be determined after the closing date.  The total purchase consideration consisted of $75 million in cash, 1,230,012 of the Shares (calculated based on a value of $8.13 per share, which was the average of the closing market price during the 15-day trading period ending April 2, 2014), $5 million payable over five years pursuant to a noncompetition agreement and the Promissory Note over two years for a general indemnity holdback.

Item 3.02  Unregistered Sales of Equity Securities

Pursuant to the Amended and Restated Asset Purchase Agreement, GFN issued 1,230,012 shares of restricted common stock to the Principals.  The issuance of the common stock pursuant to the Amended and Restated Asset Purchase Agreement was exempt from registration under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and Regulation D thereunder.

Item 8.01 Other Events

On April 8, 2014 GFN announced the completion of the acquisition of substantially all the assets of KHM and Lone Star pursuant to the Amended and Restated Asset Purchase Agreement under which Sellers will receive total purchase consideration of approximately $95 million, subject to certain working capital and other adjustments to be determined after the closing date.  A copy of the press release of GFN dated April 8, 2014 is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Number	Exhibit Description

Exhibit 10.1
Amended and Restated Credit Agreement dated April 7, 2014 by and among Wells Fargo Bank, National Association, HSBC Bank USA, N.A., certain other lenders parties thereto, Pac-Van, Inc., and Lone Star Tank Rental Inc.

Exhibit 10.2
Amended and Restated Asset Purchase Agreement dated as April 4, 2014 by and among KHM Rentals, LLC, Lone Star Tank Rental L.P., the Principals listed in Exhibit A attached thereto and Lone Star Tank Rental Inc.

Exhibit 10.3	Stockholders Agreement dated April 7, 2014 by and among General Finance Corporation and the stockholders of General Finance Corporation parties thereto
Exhibit 10.4	Pledge Agreement dated April 7, 2014 by and among Bobby Herricks, Justin Herricks General Finance Corporation and Lone Star Tank Rental Inc.
Exhibit 10.5	Non-Negotiable Promissory Note dated April 7, 2014 in the original principal amount of $5,000,000 by Lone Star Inc. held by KHM Rentals, LLC and Lone Star Tank Rental, L.P.
Exhibit 10.6	Continuing Guaranty dated April 7, 2014 of GFN North America Corp. in favor of KHM Rentals, LLC and Lone Star Tank Rental, L.P.
Exhibit 99.1	Press Release of GFN dated April 8, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: April 8, 2014	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

Exhibit 10.1
Amended and Restated Credit Agreement dated April 7, 2014 by and among Wells Fargo Bank, National Association, HSBC Bank USA, N.A., certain other lenders parties thereto, Pac-Van, Inc., and Lone Star Tank Rental Inc.

Exhibit 10.2
Amended and Restated Asset Purchase Agreement dated as April 4, 2014 by and among KHM Rentals, LLC, Lone Star Tank Rental L.P., the Principals listed in Exhibit A attached hereto and Lone Star Tank Rental Inc.

Exhibit 10.3	Stockholders Agreement dated April 7, 2014 by and among General Finance Corporation and the stockholders of General Finance Corporation parties thereto
Exhibit 10.4	Pledge Agreement dated April 7, 2014 by and among Bobby Herricks, Justin Herricks General Finance Corporation and Lone Star Tank Rental Inc.
Exhibit 10.5	Non-Negotiable Promissory Note dated April 7, 2014 in the original principal amount of $5,000,000 by Lone Star Inc. held by KHM Rentals, LLC and Lone Star Tank Rental, L.P.
Exhibit 10.6	Continuing Guaranty dated April 7, 2014 of GFN North America Corp. in favor of KHM Rentals, LLC and Lone Star Tank Rental, L.P.
Exhibit 99.1	Press Release of GFN dated April 8, 2014